                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               ------------------
                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2003


                              Stonepath Group, Inc.
               (Exact Name of Registrant as Specified in Charter)



Delaware                                001-16105               65-0867684
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


1600 Market Street, Suite 1515
Philadelphia, Pennsylvania                                         19103
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

                                 Not Applicable
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

General Explanation
-------------------

         This Amendment No. 1 on Form 8-K/A is being filed to amend the Company's Current Report on Form 8-K filed on August 13, 2003 relating to the Company's acquisition of the assets and operations of G-Link Express Pte. Ltd. and G-Link Express (Cambodia) Pte. Ltd. The purpose of this amendment is to restate the Pro Forma Financial Information included in Item 7(b).

















        RESTATED PRO FORMA FINANCIAL INFORMATION PROVIDED UNDER ITEM 7(b)

    RESTATED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION





BASIS OF PRESENTATION

         On August 8, 2003, through two international subsidiaries, Stonepath Group, Inc. (the "Company") acquired a seventy (70%) percent interest in the assets and operations of the Singapore and Cambodia offices of the G-Link Group. The G-Link Group is a non-asset based logistics business which provides a full range of international logistics services including international air and ocean transportation. The business services a customer base of manufacturers and distributors through a network of affiliated offices in Southeast Asia and agency relationships with partners located around the world.

         The assets acquired from the G-Link Group consist primarily of the goodwill and other intangible assets, such as intellectual property, employee base, operating methods, systems and customer relationships, associated with the ongoing operations of its Singapore and Cambodia offices. Personal property consisting primarily of office equipment and eligible accounts receivable were also acquired. In addition accounts payable and certain leases were assumed as part of the acquisitions.

         In consideration for a 70% interest in the assets and operations of the two G-Link offices, the Company paid $3.7 million at closing through a combination of $2.8 million in cash and $900 thousand in value of the Company's common stock. The G-Link Group will also be entitled to an earn-out arrangement over a period of four years of up to $2.5 million contingent upon the future financial performance of the acquired offices. The funds required for the cash payment at the closing were obtained by the Company from its credit facility with LaSalle Business Credit, Inc. As additional purchase price, on a post-closing basis the Company has also agreed to pay the G-Link Group for excess closing date working capital estimated at $1.6 million through the issuance of additional Company stock. The consideration for the transaction was determined based on arms-length negotiations between the parties.

         The acquisition was completed through two subsidiaries created by the Company which acquired 100% of the assets and operations of the Singapore and Cambodia offices of the G-Link Group. To give effect for the 70% interest intended to be acquired, the Company has agreed to issue the G-Link Group a 30% interest in the subsidiaries. As part of the transaction, the Company also secured a five-year option to acquire the remaining 30% interest not acquired at the closing.

            The contingent earn-out payments will be accounted for as additional cost of the acquired G-Link offices when the earnings contingency is resolved and the consideration is issued or becomes issuable. Accordingly, the purchase price allocation presented herein is preliminary and includes only the $3.7 million paid at closing plus approximately $436,000 of direct acquisition costs.

            The following unaudited pro forma condensed consolidated balance sheet at March 31, 2003 presents the Company's acquisition of both G-Link offices on a combined basis as if it had occurred on March 31, 2003. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002 and the three months ended March 31, 2003 presents the Company's acquisition of both G-Link offices on a combined basis as if it had occurred on January 1, 2002. The unaudited condensed consolidated pro forma financial information also reflects the recent acquisition of certain assets and operations of Regroup Express, LLC, which was acquired by the Company on June 20, 2003. Restated pro forma financial statements giving effect to the Regroup acquisition were included within a Current Report of Form 8-K/A filed with the SEC on August 28, 2003. The detailed assumptions used to prepare the unaudited pro forma condensed consolidated financial information are contained in the accompanying explanatory notes.

            The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would have actually been reported had the transactions been consummated at the dates mentioned above or which may be reported in the future. This unaudited pro forma condensed consolidated financial information is based upon the respective historical financial statements of the Company, Regroup and the two acquired G-Link offices and should be read in conjunction with those statements and the related notes.

         The historical information for the Company in the following unaudited pro forma condensed consolidated financial information has been restated from the financial information previously included within the Company's Current Report on 8-K/A by: (i) allocating more value to the customer relationship intangible assets acquired in some of the Company's earlier acquisitions; and
(ii) revising the amortization method and life used for such assets; each in a manner consistent with Note 2 to the consolidated financial statements contained in the Company's Annual Report on Form 10-K/A, filed with the SEC on August 28, 2003. In addition, the pro forma adjustments in the Regroup and the G-Link transactions have been restated to (i) allocate more value to the customer relationship intangible assets related to those acquisition and (ii) revise the amortization method used for such assets.

         This pro forma presentation incorporates the Company's preliminary allocation of purchase price of the acquired G-Link businesses which includes $200,000 to covenants-not-to-compete (to be amortized on a straight line basis over four years), $1,000,000 to the customer relationship intangible asset (anticipated to be amortized under the declining balance method using a rate of 25%) and $2,800,000 to goodwill. These preliminary allocations will be refined and finalized over the next several months as the Company completes the appropriate valuation analysis.


                              STONEPATH GROUP, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2002
         (amounts in thousands, except share and per share information)

                                                              Historical Statements             Restated
                                                         ---------------------------------       Regroup              Restated
                                                            Restated                            Pro Forma             Adjusted
                                                           Stonepath           Regroup         Adjustments            Results
                                                         ---------------    --------------    --------------       ---------------
Total revenues                                                $ 139,649           $ 4,163          $ 14,297  (a)        $ 158,109
Cost of transportation                                          101,339                 -            13,110  (a)          114,449
                                                         ---------------    --------------    --------------       ---------------

Net revenue                                                      38,310             4,163             1,187                43,660

Selling, general and administrative costs                        35,956             2,310             1,187  (a)           39,417
                                                                                                       (399) (b)
                                                                                                        363  (c)
                                                         ---------------    --------------    --------------       ---------------

Income from operations                                            2,354             1,853                36                 4,243

Other income (expense)                                              128                 -              (148) (d)              (20)
                                                         ---------------    --------------    --------------       ---------------

Income before income taxes and minority interest                  2,482             1,853              (112)                4,223
Income taxes                                                        102                 -                57  (e)              159
Minority interest                                                     -                 -                 -                     -
                                                         ---------------    --------------    --------------       ---------------

Net income                                                        2,380             1,853              (169)                4,064

Preferred stock dividends                                        15,020                 -                 -                15,020
                                                         ---------------    --------------    --------------       ---------------

Net income attributable to                                     $ 17,400           $ 1,853            $ (169)             $ 19,084
                                                         ===============    ==============    ==============       ===============
   common stockholders

Basic earnings per common share                                  $ 0.79                                                    $ 0.85

Diluted earnings per common share                                $ 0.08                                                    $ 0.14


Basic weighted average common                                22,154,861                                                22,522,508
shares outstanding

Diluted weighted average common                              29,232,568                                                29,600,215
shares outstanding


                                                                               Restated             Restated
                                                             Combined           G-Link              Adjusted
                                                            Historical         Pro Forma            Pro Forma
                                                              G-Link          Adjustments            Results
                                                           --------------    --------------      ----------------
Total revenues                                                  $ 15,522              (130) (v)        $ 173,501
Cost of transportation                                            12,139              (130) (v)          126,458
                                                           --------------    --------------      ----------------

Net revenue                                                        3,383                 -                47,043

Selling, general and administrative costs                          1,630               300  (w)           41,347


                                                           --------------    --------------      ----------------

Income from operations                                             1,753              (300)                5,696

Other income (expense)                                                11              (112) (x)             (121)
                                                           --------------    --------------      ----------------

Income before income taxes and minority interest                   1,764              (412)                5,575
Income taxes                                                         352                (3) (y)              508
Minority interest                                                      -               424  (z)              424
                                                           --------------    --------------      ----------------

Net income                                                         1,412              (833)                4,643

Preferred stock dividends                                              -                 -                15,020
                                                           --------------    --------------      ----------------

Net income attributable to                                       $ 1,412            $ (833)             $ 19,663
                                                           ==============    ==============      ================
   common stockholders

Basic earnings per common share                                                                           $ 0.84

Diluted earnings per common share                                                                         $ 0.15


Basic weighted average common                                                                         23,489,844
shares outstanding

Diluted weighted average common                                                                       30,567,551
shares outstanding


    Regroup Pro Forma Adjustments

     (a) To reflect revenues, cost of purchased transportation services and the accounting and factoring fees charged under an agency agreement with another logistics services organization on a gross basis.

     (b) To eliminate accounting and factoring fees associated with agent operations, net of incremental compensation to former owners and additional personnel.

     (c) To reflect amortization of acquired identifiable intangibles under the declining balance method using a 25% rate.

     (d) To reflect incremental interest expense at 4.0% associated with borrowings for the $3.7 million in cash paid at closing.

     (e)     To reflect state income tax expense.


    G-Link Pro Forma Adjustments

     (v)     To eliminate intercompany forwarding services.

     (w) To reflect amortization of acquired identifiable intangibles under the declining balance method using a 25% rate.

     (x) To reflect incremental interest expense at 4.0% associated with borrowings for the $2.8 million in cash paid at closing.

     (y) To reflect reduction of state income tax expense for interest expense associated with the $2.8 million in borrowings.

     (z) To reflect income attributable to minority interests, calculated based on 30% of the combined historical G-Link results of operations.

                              STONEPATH GROUP, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                        Three months ended March 31, 2003
         (amounts in thousands, except share and per share information)




                                                              Historical Statements             Restated
                                                         ---------------------------------       Regroup              Restated
                                                            Restated                            Pro Forma             Adjusted
                                                           Stonepath           Regroup         Adjustments            Results
                                                         ---------------    --------------    --------------       ---------------

Net revenues                                                     12,183               397               398                12,978

Selling, general and administrative costs                        11,455               285               398  (a)           12,008
                                                                                                       (201) (b)
                                                                                                         71  (c)
Litigation settlement                                               750                 -                 -                   750
                                                         ---------------    --------------    --------------       ---------------

Income from operations                                              (22)              112               130                   220

Other income (expense)                                               30                 -               (37) (d)               (7)
                                                         ---------------    --------------    --------------       ---------------

Income before income taxes and minority interest                      8               112                93                   213
Income taxes                                                         15                 -                13  (e)               28
Minority interest                                                     -                 -                 -                     -
                                                         ---------------    --------------    --------------       ---------------

Net income                                                         $ (7)            $ 112              $ 80                 $ 185
                                                         ===============    ==============    ==============       ===============


Basic earnings per common share                                 $ (0.00)                                                   $ 0.01

Diluted earnings per common share                               $ (0.00)                                                   $ 0.01

Basic weighted average common                                24,764,810                                                25,132,457
shares outstanding

Diluted weighted average common                              24,764,810                                                32,681,489
shares outstanding



                                                                               Restated             Restated
                                                             Combined           G-Link              Adjusted
                                                            Historical         Pro Forma            Pro Forma
                                                              G-Link          Adjustments            Results
                                                           --------------    --------------      ----------------

Net revenues                                                         716                 -                13,694

Selling, general and administrative costs                            436                59  (w)           12,503


Litigation settlement                                                  -                 -                   750
                                                           --------------    --------------      ----------------

Income from operations                                               280               (59)                  441

Other income (expense)                                                 1               (28) (x)              (34)
                                                           --------------    --------------      ----------------

Income before income taxes and minority interest                     281               (87)                  407
Income taxes                                                          53                (1) (y)               80
Minority interest                                                      -                68  (z)               68
                                                           --------------    --------------      ----------------

Net income                                                         $ 228            $ (154)                $ 259
                                                           ==============    ==============      ================


Basic earnings per common share                                                                           $ 0.01

Diluted earnings per common share                                                                         $ 0.01

Basic weighted average common                                                                         26,099,793
shares outstanding

Diluted weighted average common                                                                       33,648,825
shares outstanding


    Regroup Pro Forma Adjustments

     (a) To reflect revenues, cost of purchased transportation services and the accounting and factoring fees charged under an agency agreement with another logistics services organization on a gross basis.

     (b) To eliminate accounting and factoring fees associated with agent operations, net of incremental compensation to former owners and additional personnel.

     (c) To reflect amortization of acquired identifiable intangibles under the declining balance method using a 25% rate.

     (d) To reflect incremental interest expense at 4.0% associated with borrowings for the $3.7 million in cash paid at closing.

     (e)     To reflect state income tax expense.


    G-Link Pro Forma Adjustments

     (v)     To eliminate intercompany forwarding services.

     (w) To reflect amortization of acquired identifiable intangibles under the declining balance method using a 25% rate.

     (x) To reflect incremental interest expense at 4.0% associated with borrowings for the $2.8 million in cash paid at closing.

     (y) To reflect reduction of state income tax expense for interest expense associated with the $2.8 million in borrowings.

     (z) To reflect income attributable to minority interests, calculated based on 30% of the combined historical G-Link results of operations.

                              STONEPATH GROUP, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2003
                             (amounts in thousands)

                                                              Historical Statements
                                                         ---------------------------------       Regroup              Restated
                                                            Restated                            Pro Forma             Adjusted
                                                           Stonepath           Regroup         Adjustments            Results
                                                         ---------------    --------------    --------------       ---------------
Current assets:
    Cash and cash equivalents                                   $ 2,669              $ 52          $ (3,700) (a)          $ 2,669
                                                                                                        (52) (b)
                                                                                                      3,700  (d)
    Accounts receivable, net                                     19,411             1,578            (1,578) (b)           19,411
    Other current assets                                          1,288                96               (96) (b)            1,288
                                                         ---------------    --------------    --------------       ---------------

             Total current assets                                23,368             1,726            (1,726)               23,368

Goodwill and acquired intangibles, net                           25,060                 -             4,980  (c)           30,040
Furniture and equipment, net                                      4,748               100               (80) (b)            4,768
Other assets                                                      1,228                 7                (7) (b)            1,228
                                                         ---------------    --------------    --------------       ---------------

                                                               $ 54,404           $ 1,833           $ 3,167              $ 59,404
                                                         ===============    ==============    ==============       ===============

Current liabilities:
    Accounts payable and accrued expenses                      $ 12,319              $ 78             $ (78) (b)         $ 12,619
                                                                                                        300  (e)
    Earn-out payable                                              1,061                 -                 -                 1,061
    Other current liabilities                                         -                31               (31) (b)            3,700
                                                                                                      3,700  (d)
                                                         ---------------    --------------    --------------       ---------------

             Total current liabilities                           13,380               109             3,891                17,380

Long-term debt                                                        -                36               (36) (b)                -
Deferred taxes                                                        -                 -                 -                     -
                                                         ---------------    --------------    --------------       ---------------

             Total liabilities                                   13,380               145             3,855                17,380

Minority interest                                                     -                 -                 -                     -

Stockholders' equity
    Common stock                                                     28                 -                 1  (a)               29
    Additional paid in capital                                  201,808                 -               999  (a)          202,807

    Members' equity                                                   -             1,688            (1,688) (b)                -
    Accumulated deficit                                        (160,719)                -                 -              (160,719)
    Deferred compensation                                           (93)                -                 -                   (93)
                                                         ---------------    --------------    --------------       ---------------

             Total stockholders' equity                          41,024             1,688              (688)               42,024
                                                         ---------------    --------------    --------------       ---------------

                                                               $ 54,404           $ 1,833           $ 3,167              $ 59,404
                                                         ===============    ==============    ==============       ===============


                                                                                                      Restated
                                                               Combined           G-Link              Adjusted
                                                              Historical         Pro Forma            Pro Forma
                                                                G-Link          Adjustments            Results
                                                             --------------    --------------      ----------------
Current assets:
    Cash and cash equivalents                                      $ 1,874            (2,791) (u)          $ 4,543
                                                                                       2,791  (x)

    Accounts receivable, net                                         2,400                 -                21,811
    Other current assets                                             2,499            (2,174) (v)            1,613
                                                             --------------    --------------      ----------------

             Total current assets                                    6,773            (2,174)               27,967

Goodwill and acquired intangibles, net                                   -             4,000  (w)           34,040
Furniture and equipment, net                                            94                 -                 4,862
Other assets                                                            19               (19) (v)            1,228
                                                             --------------    --------------      ----------------

                                                                   $ 6,886           $ 1,807              $ 68,097
                                                             ==============    ==============      ================

Current liabilities:
    Accounts payable and accrued expenses                            2,223               436 (y)            15,278

    Earn-out payable                                                     -                 -                 1,061
    Other current liabilities                                        2,563            (2,563) (v)            6,491
                                                                                       2,791  (x)
                                                             --------------    --------------      ----------------

             Total current liabilities                               4,786               664                22,830

Long-term debt                                                           -                 -                     -
Deferred taxes                                                           1                (1) (v)                -
                                                             --------------    --------------      ----------------

             Total liabilities                                       4,787               663                22,830

Minority interest                                                        -               741  (z)              741

Stockholders' equity
    Common stock                                                         -                 1  (u)               30
    Additional paid in capital                                          73               (73) (v)          205,308
                                                                                       2,501  (u)
    Members' equity                                                      -                 -                     -
    Accumulated deficit                                              2,026            (2,026) (v)         (160,719)
    Deferred compensation                                                -                 -                   (93)
                                                             --------------    --------------      ----------------

             Total stockholders' equity                              2,099               403                44,526
                                                             --------------    --------------      ----------------

                                                                   $ 6,886           $ 1,807              $ 68,097
                                                             ==============    ==============      ================

    Regroup Pro Forma Adjustments

     (a) To reflect payment of $3.7 million in cash and $1.0 million in Company stock paid at closing.

     (b) To reflect the elimination of assets, liabilities and equity balances not acquired in the asset purchase.

     (c) To reflect goodwill and other acquired intangibles. Purchase price allocated as follows:

                                                                                                               Amount
                                                                                                         --------------
                        Furniture and equipment                                                                    $ 20
                        Covenant-not-to-compete (preliminary)                                                       250
                        Customer relationship intangible (preliminary)                                            1,250
                        Goodwill (preliminary)                                                                    3,480

                                                                                                         --------------
                                                             Net assets acquired                                $ 5,000
                                                                                                         ==============

     (d) To reflect $3.7 million of incremental borrowings in connection with the transaction.

     (e) To reflect approximately $300 thousand of capitalized direct acquisition costs.


    G-Link Pro Forma Adjustments

     (u) To reflect payment of $2.8 million in cash and $0.9 million in Company stock paid at closing and $1.6 million in Company stock paid on a post-closing basis for excess working capital.

     (v) To reflect the elimination of assets, liabilities and equity balances not acquired in the asset purchase.

     (w) To reflect goodwill and other acquired intangibles. Purchase price allocated as follows:

                                                                                                              Amount
                                                                                                          --------------
                         Current assets                                                                          $ 4,599
                         Furniture and equipment                                                                      94
                         Covenant-not-to-compete (preliminary)                                                       200
                         Customer relationship intangible (preliminary)                                            1,000
                         Goodwill (preliminary)                                                                    2,800
                                                                                                          --------------
                                                              Total acquired assets                                8,693
                         Current liabilities                                                                       2,223
                         Minority Interest                                                                           741
                                                                                                          --------------
                                                              Net assets acquired                                $ 5,729
                                                                                                          ==============

     (x) To reflect $2.8 million of incremental borrowings in connection with the transaction.

     (y) To reflect approximately $436 thousand of capitalized direct acquisition costs.

     (z) To reflect 30% minority interest in $2.5 million of net acquired assets (historical cost basis).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     STONEPATH GROUP, INC.



Date: August 25, 2003             By: Dennis L. Pelino
                                     -------------------------------------------
                                     Name:  Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer